Taxation (Deferred Tax Assets and Liabilities, Significant Components of Deferred Tax Assets and Liabilities) (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Deferred tax assets:
Net operating loss from operations	$ 291,380	$ 325,797
Accrued bonus and commissions	9,101	10,613
Intangible assets transfer	485	690
Others	7,489	8,692
Total deferred tax assets	308,455	345,792
Less: Valuation allowance	(289,097)	(326,755)	$ (283,711)	$ (250,524)
Net deferred tax assets	19,358	19,037
Deferred tax liabilities
Withholding tax for dividend	(237,116)	(206,594)
Others	(12,049)	(10,999)
Total deferred tax liabilities	$ (249,165)	$ (217,593)